99.1

                            (a) Joseph C. Franchetti

      304 Park Place Drive Cherry Hill, New Jersey (856) 910-1788 - Fax (856)910-1788

      joefran@webtv.net & josephfran@msn.com
      Mobile/Voice Mail (609) 458-4467

--------------------------------------------------------------------------------

PROFESSIONAL EXPERIENCE:
------------------------

1996 - Present  3 F's & TBD Company, Founder
                                     -------
                o  Senior Consultant, SOUTHWEST Research Institute (TX)
                o Acting USA COO and Corporate Consultant, DELTEX Medical Inc. (TX & UK)
                o  "Chairman", DIAGNOLOGY Corporation (N. Ireland)
                o  Lead Sale of Bio-Chem to ELAN Corporation (Ireland)
                o  President of  IVY Biomedical Systems, Inc.
                   (Patient Monitoring Systems)
                o  Raised capital for 2 Medical Device Companies
                   (start-up and turn-around)
                o  President and CEO of HUNTLEIGH Medical Technology,
                   USA Operation

1989 - 1996     Colin Medical Instruments Corporation, San Antonio, Texas
                CEO and President, Director
                ---------------------------
                o  Japanese owned world-leader in non-invasive blood pressure and vital signs diagnostic and monitoring medical devices
                o  Responsible for starting, building all North/South American operations

1986 - 1989     Bio-Chem Laboratory Systems, Inc., Lakewood, New Jersey
                President and CEO/COO - Co-Founder and Part-Owner
                -------------------------------------------------
                o  Bio-chem designs and markets diagnostic clinical lab and information management medical systems
                o  Alternate site/physician office/P.O.C. testing

1984 - 1986 &   Technicon Corporation, Tarrytown, New York
1970 - 1979     Vice-President/General Manager
                ------------------------------
                o  Technicon (now Bayer Corporation ) is a world-wide technology and market leader in clinical laboratory instrumentation and reagents (acute-care and reference labs).

                o Managing Director at two overseas company operations, Ireland and Puerto Rico

1982 - 1984     Puritan-Bennett Corporation, Los Angeles, California
                o  Bennett Division - Vice-President /General Manager, now
                   Mallinckrodt (Nellcor Puritan-Bennett)
                o  World leader in respiratory/ventilator products and
                   technology for critical and home care patient therapy, monitoring and life-support

1979 - 1982     Narco Scientific, Pennsylvania

                Executive Vice-President and General Manager
                --------------------------------------------
                o Narco, a former (NYSE) public company was the market leader in neonatal products (Air-Shields), surgical devices (Pilling) and ultrasound imaging devices.

RELATED ACTIVITIES:
-------------------

                   Trustee of Southwest Research Institute Active member Wharton Alumni Club Past Director of Texas/USA Junior Achievement First Non-Health Care industry position with RCA/General Electric, New Jersey (1965-1970) as management trainee/ project manager/operations director, Aerospace/Defense

QUALIFICATIONS:
---------------
                   Graduate Wharton School of the University of Pennsylvania, Philadelphia, PA Bachelor of Science - Management and Economics (1963) Commissioned Combat Officer Decorated Captain, U.S. Army (1963-1965)

                   Member of various professional, international management, marketing, technical business associations

                          --------------------------------------------



                               (b) ANIL K. RASTOGI

1584 Regatta Lane                                                 (703) 464-7004
Reston, VA 20194
anilrastogi@yahoo.com

I.    SUMMARY


A senior executive with diverse leadership experience in several industries & in academic environment managing technology-driven businesses, start-up ventures & successfully completing IPO. Demonstrated success at commercialization of technology, bringing products from inception to market. Strong skills in establishing global strategic partners. Possess strong organization development skills with bottom-line focus and a profit orientation. International experience in European and Pacific Rim markets.

II.   PROFESSIONAL EXPERIENCE

III.  DREXEL UNIVERSITY, PHILADELPHIA, PENNSYLVANIA
      2002-2005 VICE PROVOST & VICE PRESIDENT, ENTREPRENEURSHIP &
      TECHNOLOGY COMMERCIALIZATION

Drexel holds a unique place in higher education and research as Philadelphia's technological university. Drexel's Entrepreneurship & Technology Commercialization Office's mission is to commercialize Drexel intellectual property to bring benefit to the society and to add value to the university and the community. In addition, foster entrepreneurial spirit at the University. The key strategies include licensing technology to start-up or existing companies. Assist faculty and other inventors with start-up companies; this includes mentoring and sharing the dynamics and critical success factors for starting a new company. Develop relationships with early stage venture capital organizations and with industry to explore mutual opportunities. o Developed mission, strategies and plans for the Technology Commercialization Office & communicated it widely including the website.

                o Provided leadership for start-up of fifteen companies over two years with Drexel intellectual property.
                o Raised gross revenues by 300% in FY04 over FY03 and planned increase of 600% in FY05. o Increased patent filing by 170% in FY04 over FY02.

                o  Increased invention disclosures by 100% over two years.

                o Executed license agreement with Gelifex and extended this agreement to Synthse for $590,000 cash and multi-million dollar research grant over three years.

                o Initiated, for the first time, a joint Technology Commercialization Offices' booth with five other Philadelphia institutions at Bio 2004 Conference and at the AUTM national meetings. Received impressive attention for Drexel IP at these shows.

                o Provided leadership to build Technology Commercialization website with strategies and IP fully described for potential licensors and information related to the inventors.

                o Eliminated business attorney expenses from $500,000 in FY 2001 by personally leading and completing the negotiation process and by using in-house attorneys for legal contracts.

                o Maximized return on the patent budget by focusing on fewer legal firms and negotiating dramatically reduced rates for filing patents.

                o Streamlined the licensing process by developing term sheet, option agreement and licensing agreement.

                o Implemented a win-win culture in negotiating agreements without compromising University position.
                o Created an environment of sense of urgency and more responsiveness.

                o Developed relationships with local early stage investors and venture capital organizations.

                o Negotiated & executed affinity credit card agreement with the U.S. Bank bringing guaranteed multi-million dollars to Drexel.

Anil Rastogi
Page 2

NOMOS Corporation, Sewickley, Pennsylvania
1998-2002
A.              President & Chief Executive Officer
                -----------------------------------
NOMOS Corporation is a leading supplier of radiation therapy treatment planning software and systems for cancer patients. Provided strong leadership to transform this struggling company to increase sales and improve profits.

                o  Increased sales by 60% and reduced losses by 50%.

                o Completely changed the business model from one high end product company to a "Total Solutions Provider" to the industry.

                o  Raised substantial capital.

                o Acquired a company in January to complete the product line, unmatched by any competitor.

                o Recruited a new senior management team with industry and functional experiences and maturity to lead NOMOS.

                o  Realigned the organization to meet market needs.

                o Augmented marketing and sales function, e.g., recruited an industry leader to lead sales and marketing, increase sales force from two to seven, initiated focused market communications programs.

                o  Reduced burn rate by at least 30%.

                o Acquired exclusive license for unique Monte Carlo technology from Lawrence Livermore National Laboratories after one-year evaluation by LLNL of all competitors to license this technology.

                o Developed a strategy and plans for a new business to provide Web-based treatment planning services for the radiation therapy market.

SABRATEK CORPORATION, Skokie, Illinois
1995-1998

     President

Sabratek, new Web-enabled Medical Systems Company serving the alternate-site healthcare market, with very unique products & services offerings in an established market. Provided a strong leadership and P&L management to achieve extraordinary results with superb execution of the business plan and faster competitive response to the market place with the resources available.

                o  Increased sales and income many folds as shown below:

      -------------------------------------------------
      Year      Sales       %       Income          %
              $Million    Change   $Million      Change
      -------------------------------------------------

      1995        4                  (5.7)
      1996       17.7      443        0.5
      1997       43.7      247        7.2          1440
      -------------------------------------------------

                o Completed IPO, market cap increased by 4 fold to about $500 million, within a year.
                o  Developed & executed a short and long term Corporate
                   Strategy.

                o Increased sales penetration by adding 17 sales reps & corporate accounts manager.

                o Executed corporate contracts with several largest sub-acute & home health care providers.

                o Acquired or invested in several start-up companies to expand product line and services.

                                                                               7
Anil Rastogi
Page 3

                o Introduced two new software products in 1996 to dramatically lower the costs for our customers, at the same time improve the quality of care.
                o Increased manufacturing capacity by a factor of 15 to meet market demand with only incremental addition of staff.
                o  Substantially reduced product costs.
                o Significantly strengthened the senior management team, developed organizational discipline & accountability, e.g., added CFO, VP Operations, Director Regulatory Affairs and the next level of leadership.

PHARMACIA DELTEC, INC., Minneapolis, Minnesota
1992-1995

                   Chief Operating Officer 1994-1995

                   Executive Vice President & General Manager, Infusion Division
                     1993-1994

                   Executive Vice President & General Manager 1992-1993
                     Infusion & Vascular Access Products Divisions

                   Vice President & General Manager, Infusion Products Division
                     1992

Phrmacia Deltec, a medical device company serving home health care and hospital markets with infusion and vascular access devices. The 1994 sales were over $120 million. Transformed the organization to a multi-disciplinary team oriented toward customer focus, problem analysis and solution oriented, and tremendously more responsive. Developed leadership skills at every level and function of the organization. Developed core competencies required in the new healthcare environment to strengthen all organizational functions.

                o Increased operating income by 77% and sales by 13% as compared to the prior year.

                o Revamped marketing programs, which maintained 80% market share in a turbulent market.

                o  Reduced time to launch new products by 50%

                o Implemented process that obtained FDA approval 6-8 months earlier by streamlining submission procedures.

                o Started Total Quality and Reengineering movements resulting in reduced inefficiencies and waste by 90% for the major product line, reduced product costs by 50%, reduced cycle time by 66%, and increased productivity by 50%.

                o Developed a sense of urgency and excitement in the organization through a genuine team spirit and shared risk taking.

MEAD IMAGING, Dayton, Ohio                                             1987-1991

     President, Cycolor Division                                       1989-1991

Provided leadership and P&L management of a start-up company with revolutionary color imaging technology in a developing market. Managed all functions including marketing and sales, manufacturing, R&D, and Japanese and European general managers. Directed strategic business analysis and implemented division restructuring.

                o Negotiated global strategies in partnership with four top tier Japanese companies.

                o Managed simultaneous product launches in the U. S., Japan and Europe.

                o Implemented the Total Quality System Company wide, resulting in 50% reduction in manufacturing cost within six months and dramatically improved product quality.

                o Reduced operating expenses 25% per month in response to business climate.

                o Developed trusting and productive relationships with Japanese and Korean partners resulting in cooperative product development and marketing programs.



Anil Rastogi
Page 4

     Vice President, Research & Development 1987-1989

Provided leadership and managed research and development. Established Research & Development organization, including development of leaders. Quickly won the confidence of the organization to play a key leadership role. Actively participated in Mead Imaging executive committee.

                o Managed research and product development programs in cooperation with six Japanese partners, from inception to commercialization, including software and hardware.

                o Resolved challenging product safety and environmental issues in U. S., Japan and Europe without impacting launch schedules.

                o Commercialized first product six months and second product four months ahead of schedule.

                o Earned award for Cycolor as Top 100 invention by Popular Science Magazine.

OWENS-CORNING FIBERGLAS CORPORATION, Toledo, Ohio
1969-1987

                Director, Corporate Diversification Portfolio   1983-1987

                Developed and managed a new Corporate Diversification Portfolio with responsibility for all aspects of business and technical programs. Identified, evaluated, and allocated funding for exploratory research and commercialization of technology. Worked with venture capital companies for technology scouting and investing in future businesses.

                o  Successfully started and managed six new ventures.
                o Led a team to evaluate and recommend over $400 million successful acquisition. Integrated acquired company into Owens-Corning.
                o Developed and implemented corporate diversification "roadmap" consisting of business and technical strategies in six high technology areas: specialty chemicals, polymers, high performance fibers and composites, ceramics, fiber optics, and biotechnology.
                o  Revitalized the division and achieved outstanding results.
                o Initiated new venture programs with at least $50 million sales and 20% returns on investment potential.

Research Director 1980-1983

Laboratory Manager, Product Development 1979-1980

                                                                               9
Laboratory Manager, Materials and Process Technology 1976-1979
Laboratory Supervisor, Materials Technology 1975-1976
Senior Scientist and Project Leader 1

EDUCATION

McGILL UNIVERSITY, Montreal, Canada      Ph.D. - Polymer Science

Lucknow University, Lucknow, India   MS and BS (Hons)


------------------------------------------------

                              (c) Sidney Braginsky

Sidney Braginsky has served as our President, Chief Operating Officer and as a director from July 2001 until April 2003 and has requested his return as a Mediscience board member.

Mr. Braginsky was with Olympus Optical Ltd., Executive Vice-President and COO of the Olympus Scientific Products Group. a multi-national corporation 30 years in senior corporate and executive positions including serving most recently from 1991 to 2001 as chief executive officer, and from 1999 to July 2001 as president and chief executive officer of Olympus America and executive vice-President and COO of the Olympus Scientific Products Group. Olympus is a world leader in endoscopes, microscopes, automatic blood and fluid chemical analyzers, measuring research, and other industrial and consumer products. which develops medical devices and related drug delivery systems,

Mr. Braginsky serves on the board of Noven Pharmaceuticals, Redox Pharmaceuticals, Electro-Optical Systems, Inc., a medical device developer using light-based computer vision, photonics and statistical pattern recognition, Semrock, Inc., a manufacturer of biomedical optics, Viatronics Inc., a company involved in 3D medical imaging computer technology and Diomed Holdings, Inc., a company involved in minimal and micro-invasive medical procedures.

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